Earnings Conference Call 2nd Quarter 2023 August 3, 2023 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express, are based on, or involve discussions of expectations, beliefs, plans, estimates, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties that may differ materially from actual results, performance, or outcomes. Risks and uncertainties that may cause actual results or outcomes to differ materially from those contained in forward-looking statements are listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) Part I, Item 1A -“Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and other reports the companies file with the U.S. Securities and Exchange Commission. Risks and uncertainties include the following, among others: • Decisions by state and federal regulators affecting Idaho Power's ability to recover its costs and earn a return on its capital investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely construct, and expenses and risks of capital expenditures for, utility infrastructure, including the impacts of inflation, price volatility, supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment and increasing interest rates, on items such as operations and capital investments and changes in customer demand; • Power demand exceeding supply, and the rapid addition of new industrial and commercial customer load and the volatility of such new load demand, resulting in increased costs for purchasing energy and capacity in the market or acquiring or constructing additional generation and transmission resources, and battery storage facilities; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for outages and personal injury or property damage; • Ability to acquire fuel, power, and transmission capacity at reasonable prices and under reasonable terms; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on reasonable terms; and • Ability to continue to pay dividends and achieve target-payout ratios, and contractual and regulatory restrictions on those dividends. New factors emerge from time to time, and it is not possible for the company to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Brian Buckham IDACORP Senior Vice President & Chief Financial Officer 3

Earnings Performance Three months ended June 30 Six months ended June 30 2023 2022 2023 2022 Net income $ 68,574 $ 64,287 $ 124,672 $ 110,548 Weighted average common shares outstanding – diluted (000’s) 50,758 50,687 50,741 50,673 Earnings per diluted share $ 1.35 $ 1.27 $ 2.46 $ 2.18 4

Growth and Economic Expansion Moody’s GDP Growth Projections for Idaho Power’s Service Area: 2023: 5.5% 2024: 3.9%5 2.1% (Year-over-year) Idaho Power Customer Growth 570,000 580,000 590,000 600,000 610,000 620,000 630,000 2019 2020 2021 2022 Twelve Months Ended June 30, 2023

490,000 530,000 570,000 610,000 650,000 $2.5 $3.0 $3.5 $4.0 2011 2012 2023 Rate Base Responding to Growth Rate Base Customers $ 1 .2 B ill io n h ig h e r ra te b as e Idaho General Rate Case Filed June 1, 2023 $ B ill io n s 15% Higher MWh Demand 13,300 14,100 14,900 15,700 2011 2020 2021 2022 MWhs Sold to Retail Customers • Targeting rate increase January 1, 2024 • 8.61% overall average customer rate increase (~$111 million in Idaho jurisdiction revenues) • Idaho retail rate base of ~$3.9 billion, excluding coal-plant rate base covered by other mechanisms • Requested ROE of 10.4%; 51% equity capitalization • As rate mitigation, requested an additional ~$45 million of ITCs from in-development battery projects be added to the existing ADITC mechanism, and increase the maximum ADITCs available in each year (currently $25 million) by an amount necessary to cover the revenue requirement of those batteries • Since last general rate case filed in 2011: • ~$1.2 billion of net additional infrastructure investments • Only ~1% O&M average annual growth • 23 percent increase in customers 6

BUILDING OUR FUTURE

High-Voltage Transmission Project Updates



- **Boardman-to-Hemingway:**
  - Expected to break ground in 2023 – final key permits obtained and affirmed
  - OPUC and IPUC granted respective certificates of public convenience and necessity in June
  - Purchase, sale, and security agreement executed with Bonneville Power Administration (BPA) – Idaho Power's interest in Boardman-to-Hemingway increased to ~45 percent
  - Long-term transmission service commitment to BPA's customers across southern Idaho included in agreement
- **Gateway West:**
  - Expected to be included in 2023 Integrated Resource Plan
  - PacifiCorp has begun pre-construction in Idaho

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Q2 2022 to Q2 2023 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) 8 Net Income – For the Quarter Ended June 30, 2022 $ 64.3 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 4.1 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms (1.7) Idaho fixed cost adjustment revenues 0.2 Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms 2.4 Transmission wheeling-related revenues 1.7 Other operations and maintenance expenses 3.4 Depreciation expense (12.3) Other changes in operating revenues and expenses, net 3.0 Increase in Idaho Power operating income 0.8 Non-operating expense, net 2.8 Additional accumulated deferred investment tax credits (ADITC) amortization 3.8 Income tax expense, excluding additional ADITC amortization (2.8) Total increase in Idaho Power net income 4.6 Other IDACORP changes (net of tax) (0.3) Net Income – For the Quarter Ended June 30, 2023 $ 68.6

IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2026(2) $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(3) – (19.9) Total $ 100.0 $ 280.1 Operating Cash Flows and Liquidity 9 Cash Flows (millions) Six Months Ended June 30 IDACORP 2023 2022 Net Cash Provided by Operating Activities $ 6.8 $ 156.0 Liquidity (millions) As of June 30, 2023 (1) Holding company only. (2) On December 6, 2025, $15.6 million and $46.9 million on the IDACORP and Idaho Power facilities, respectively, terminates, with the remainder terminating December 7, 2026. (3) American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds were unable to sell the bonds to third parties.

2023 Earnings Per Share Guidance and Estimated Key Operating Metrics (Millions Except for Per Share Amounts) Current(1) Previous(2) IDACORP Earnings Per Diluted Share Guidance No change $ 4.95 – $ 5.15 Idaho Power Additional Amortization of ADITCs No change Approximately $15 Idaho Power Operations & Maintenance Expense No change $ 385 – $ 395 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction No change $ 650 – $ 700 Idaho Power Hydropower Generation (Megawatt-hours) No change 6.0 – 7.5 (1) As of August 3, 2023. (2) As of May 4, 2023, the date of filing IDACORP’s and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. 10

Precipitation Outlook Weather Outlook August Through October 2023 Temperature Outlook Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, July 20, 2023 11

Contact Information Amy I. Shaw Director of Investor Relations, Compliance, & Risk (208) 388-5611 AShaw@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media 12